UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-51826 (Commission File Number)	47-0956945 (I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on October 3, 2018, Mercer International Inc. (the “Company”), entered into a share purchase agreement (the “Purchase Agreement”) with Marubeni Corporation, Nippon Paper Industries Co., Ltd., and Daishowa North America Corporation (the “Vendors”), pursuant to which the Company would, through a wholly-owned subsidiary, acquire all of the issued and outstanding shares of Daishowa-Marubeni International Ltd (“DMI”).

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 10, 2018, the Company’s wholly-owned subsidiary completed the previously announced acquisition of DMI in accordance with the terms and conditions of the Purchase Agreement. The total cash consideration paid by the Company in connection with the completion of the acquisition, including estimated net working capital of approximately $77.9 million (C$104.2 million), was approximately $344.7 million (C$461.1 million).

DMI owns 100% of a bleached kraft pulp mill in Peace River, Alberta and a 50% interest in the Cariboo Pulp and Paper Company joint venture, which operates a bleached kraft pulp mill in Quesnel, British Columbia.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 9, 2018 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

A copy of the press release of the Company dated December 10, 2018 announcing the closing of the previously announced acquisition of DMI is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of DMI and the notes thereto, as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016 and the unaudited interim consolidated financial statements and the notes thereto, as at September 30, 2018 and for the nine months ended September 30, 2018, are included as Exhibit 99.2 and Exhibit 99.3 hereto, respectively, and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma consolidated financial statements of the Company, as at September 30, 2018 and for the nine months ended September 30, 2018 and the year ended

December 31, 2017, giving effect to the acquisition of DMI, is included in Exhibit 99.4 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte LLP
99.1	Press release of the Company dated December 10, 2018
99.2	Daishowa-Marubeni International Ltd. Audited Consolidated Financial Statements as of and for the years ended December 31, 2017 and 2016
99.3	Daishowa-Marubeni International Ltd. Unaudited Interim Consolidated Financial Statements as of September 30, 2018 and for the Nine Months Ended September 30, 2018
99.4	Unaudited Pro Forma Consolidated Financial Statements as at September 30, 2018 and for the Nine Months Ended September 30, 2018 and for the Year Ended December 31, 2017

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte LLP
99.1	Press release of the Company dated December 10, 2018
99.2	Daishowa-Marubeni International Ltd. Audited Consolidated Financial Statements as of and for the years ended December 31, 2017 and 2016
99.3	Daishowa-Marubeni International Ltd. Unaudited Interim Consolidated Financial Statements as of September 30, 2018 and for the Nine Months Ended September 30, 2018
99.4	Unaudited Pro Forma Consolidated Financial Statements as at September 30, 2018 and for the Nine Months Ended September 30, 2018 and for the Year Ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date:  December 14, 2018